                                                                   Exhibit 19.2



March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 1995-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 1996-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 1996-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street,
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1996-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-3, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1996-4

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-4, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1997-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1997-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank of Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 1997-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-3, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 1997-4

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-4, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1998-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-1, for the year ended Dceember 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1998-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1999-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 1999-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-3, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the year ended
December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 2000-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-1, for the period February 15, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the period February 15, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period February 15, 2000 through December 31, 2000.

March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 2000-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-2, for the period March 28, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the period March 28, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 28, 2000 through December 31, 2000.


March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 2000-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-3, for the period April 26, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the period April 26, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period April 26, 2000 through December 31, 2000.

March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

March 1, 2001

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                            SLM STUDENT LOAN TRUST 2000-4

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER that Sallie Mae Servicing Corporation (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-4, for the period September 26, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, Sallie Mae Servicing Corporation complied, in all material respects, with the aforementioned requirements for the period September 26, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

            REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period September 26, 2000 through December 31, 2000.

March 1, 2001


/s/ ROBERT R. LEVINE
-----------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------
Barbara Deemer
Vice President and Treasurer

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 1995-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 1996-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1996-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1996-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1996-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1996-3, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1996-4

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1996-4, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1997-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1997-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1997-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1997-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 1997-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-3, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1997-4

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1997-4, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1998-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 1998-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1998-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1999-1, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 1999-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1999-2, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM  STUDENT LOAN TRUST 1999-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 1999-3, for the year ended December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 2000-1

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-1, for the period February 15, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the period February 15, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period February 15, 2000 through December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 2000-2

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-2, for the period March 28, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the period March 28, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 28, 2000 through December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                        SALLIE MAE STUDENT LOAN TRUST 2000-3

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-3, for the period April 26, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the period April 26, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period April 26, 2000 through December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

                                                [LOGO]
                                                      ARTHUR ANDERSEN

March 1, 2001

Student Loan Marketing Association                    ARTHUR ANDERSEN LLP
11600 Sallie Mae Drive                                8000 Towers Crescent Drive
Reston, Virginia 20193                                Vienna VA 22182-2725

          and                                         Tel 703 962 2100

Chase Manhattan Bank USA, National Association formerly known as Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           SLM STUDENT LOAN TRUST 2000-4

We have examined management's assertion included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-4, for the period September 26, 2000 through December 31, 2000. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Student Loan Marketing Association complied, in all material respects, with the aforementioned requirements for the period September 26, 2000 through December 31, 2000.

This report is intended solely for your information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ Arthur Andersen LLP

STUDENT LOAN MARKETING ASSOCIATION
11600 Sallie Mae Drive
Reston, Virginia 20193
703-810-7687, Fax 703-810-7651


          REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period September 26, 2000 through December 31, 2000.

March 1, 2001


/s/ J. Lance Franke
---------------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association